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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Home Depot, Inc.:

         We consent to the use of our report incorporated herein by reference.


                                                                        KPMG LLP

Atlanta, Georgia
October 18, 2001